UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07           Submission of Matters to a Vote of Security Holders.

On October 15, 2026 Supernus Pharmaceuticals, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). The definitive proxy statement pertaining to the Special Meeting was previously filed by the Company with the Securities and Exchange Commission on September 11, 2026. As of the close of business on September 4, 2026, there were 58,224,143 shares of common stock outstanding and entitled to vote.

The proposals voted upon by stockholders at the Special Meeting pertained to the Merger Agreement (the “Merger Agreement”) entered into by and among the Company, Indivior Pharmaceuticals Inc., a Delaware corporation (“Indivior”), and Artemis Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Indivior (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Indivior.

The tabulation of votes for each proposal voted on by the Company’s stockholders was as follows:

Proposal 1: Adoption of the Merger Agreement (such proposal, the “Supernus Merger Proposal”).

Votes For	Votes Against	Abstain	Broker Non-Votes
48,249,532	235,601	67,004	—

Proposal 2: To approve, on a non-binding basis, the compensation that (i) will become payable to, and (ii) may become upon a termination of, the Company’s named executive officers in connection with the Merger.

Votes For	Votes Against	Abstain	Broker Non-Votes
32,688,410	15,847,350	16,377	—

Item 9.01                                           Financial Statements and Exhibits.

(d)                                Exhibits

Exhibit 104 — The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: October 15, 2026	By:	/s/ Timothy C. Dec
Timothy C. Dec
Senior Vice President and Chief Financial Officer

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